                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference of our report dated April 30, 2001 included in this Form 10-K, into the Company's previously filed Registration Statements (File No. 333-56646, 333-53648, and 333-48572) on Form S-8.

                                          /s/ Arthur Andersen LLP

San Jose, California
June 28, 2001